                                                                    Exhibit 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT





                                     between





                          TABERNA REALTY HOLDINGS TRUST

                                    as Seller





                                       and





                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  as Purchaser





                                   Dated as of

                                December 1, 2005

                                TABLE OF CONTENTS

                                                                                           PAGE
Section 1.     Definitions..................................................................1

Section 2.     Purchase and Sale of the Mortgage Loans and Related Rights...................3

Section 3.     Mortgage Loan Schedule.......................................................4

Section 4.     Mortgage Loan Transfer.......................................................4

Section 5.     Examination of Originator's Mortgage Files...................................5

Section 6.     [Reserved]...................................................................7

Section 7.     Representations and Warranties of Seller Concerning the Mortgage Loans.......8

Section 8.     Representations and Warranties Concerning the Seller........................11

Section 9.     Representations and Warranties Concerning the Purchaser.....................12

Section 10.    Conditions to Closing.......................................................13

Section 11.    [Reserved]..................................................................15

Section 12.    Accountants' Letters........................................................15

Section 13.    Indemnification.............................................................16

Section 14.    Notices.....................................................................18

Section 15.    Transfer of Mortgage Loans..................................................18

Section 16.    Termination.................................................................19

Section 17.    Representations, Warranties and Agreements to Survive Delivery..............19

Section 18.    Mandatory Delivery; Grant of Security Interest..............................19

Section 19.    Severability................................................................20

Section 20.    Counterparts................................................................20

Section 21.    Amendment...................................................................20

Section 22.    Governing Law...............................................................20

Section 23.    Further Assurances..........................................................20

Section 24.    Successors and Assigns......................................................20

Section 25.    The Seller..................................................................21

Section 26.    Entire Agreement............................................................21

Section 27.    No Partnership..............................................................21

                            EXHIBITS AND SCHEDULE TO
                        MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1       Mortgage Loan Schedule Information
Exhibit 2       Schedule of Lost Notes
Exhibit 3       S&P Index

                        MORTGAGE LOAN PURCHASE AGREEMENT

               MORTGAGE LOAN PURCHASE AGREEMENT, dated as of December 1, 2005, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between TABERNA REALTY HOLDINGS TRUST, a Maryland business trust (the "Seller"), and MERRILL LYNCH MORTGAGE INVESTORS, INC., a Delaware corporation (the "Purchaser").

               Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, certain first lien, adjustable-rate mortgage loans secured by one- to four-family residences, individual condominiums, co-op units and units in planned unit developments (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to sell the Mortgage Loans to the Merrill Lynch Mortgage Investors Trust, Series 2005-A9 pursuant to the Sale and Servicing Agreement, dated December 22, 2005, among the Seller, the Purchaser, as depositor, Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer (the "Issuer"), Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Securities Administrator") and Wachovia Bank, N.A. as indenture trustee (the "Indenture Trustee") (the "Sale and Servicing Agreement"). The Issuer will issue Mortgage Loan Asset-Backed Notes, Series 2005-A9 pursuant to an Indenture, dated as of December 22, 2005, among the Issuer, the Securities Administrator and the Indenture Trustee (the "Indenture").

               The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-127233) relating to its Mortgage Loan Asset-Backed Notes and the offering of certain series thereof (including certain classes of the Notes) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Notes by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated December 20, 2005 to the Prospectus, dated August 26, 2005, relating to certain classes of the Notes. With respect to the Public Offering of certain classes of the Notes, the Purchaser and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a terms agreement dated as of December 19, 2005 to an underwriting agreement dated February 28, 2003, between the Purchaser and Merrill Lynch (together, the "Underwriting Agreement").

               Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1.     Definitions.

               Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in Appendix A to the Indenture. The following other terms are defined as follows:

               Merrill Lynch: Merrill Lynch, Pierce, Fenner & Smith
Incorporated.

               Originator's Mortgage File: The items provided in the respective Transfer Agreement pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to such Transfer Agreement.

               Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller pursuant to the applicable provisions of this Agreement, an amount equal to the sum of (i) 100% of the principal remaining unpaid on such Mortgage Loan as of the date of purchase (including if a foreclosure has already occurred, the principal balance of the related Mortgage Loan at the time the Mortgaged Property was acquired), and (ii) accrued and unpaid interest thereon at the Mortgage Interest Rate through and including the last day of the month of purchase (iii) any costs and damages incurred by the Issuer in connection with any violation by such Mortgage Loan of any predatory or abusive-lending law.

               Transfer Agreement: Each of (1) the Seller's Warranties and Servicing Agreement, dated as of October 1, 2005, by and between Merrill Lynch Mortgage Lending, Inc., ("MLML") and Wells Fargo Bank, N.A. ("WFB") (the "WFB Agreement"); (2) the Assignment, Assumption and Recognition Agreement, dated November 1, 2005, between MLML and the Seller, with respect to the WFB Agreement (the "WFB AAR"); (3) the Master Mortgage Loan Purchase Agreement, dated as of August 1, 2004, by and between MLML and Merrill Lynch Credit Corporation ("MLCC") (the "MLCC Agreement"); (4) the Assignment and Assumption Agreement, dated November 1, 2005, between MLML and the Seller, with respect to the MLCC Agreement (the "MLCC AAR"); (5) the Flow Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2005, between Lehman Capital, a Division of Lehman Brothers Holdings, Inc. ("Lehman") and the Seller (the "Lehman Agreement"); (6) the Master Mortgage Loan Purchase and Servicing Agreement, dated November 1, 2004, between Merrill Lynch Bank, USA and Countrywide Home Loans, Inc. (the "MLB Agreement"); (7) the Assignment and Assumption Agreement dated November 30, 2005 between MLML and Merrill Lynch Bank, USA, with respect to the MLB Agreement (the "MLB AAR"); (8) the Assignment, Assumption and Recognition Agreement dated December 1, 2005 between MLML and the Seller, with respect to the MLB AAR and the MLB Agreement (the "MLML AAR"); and (9) any other transfer agreements relating to a Mortgage Loan.

               Transferor: With respect to the WFB Agreement, WFB. With respect to the MLCC Agreement, MLCC. With respect to the Lehman Agreement, Lehman. With respect to the MLB Agreement, Countrywide. With respect to the MLB AAR, MLB. With respect to the WFB AAR, the MLCC AAR and the MLML AAR, MLML.

               Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the Originator or
(ii) the sales price of such property at the time of origination.

Section 2.     Purchase and Sale of the Mortgage Loans and Related Rights.

               (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate Cut-off Date Balance of $927,442,200.

               (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Notes will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

               (c) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, in consideration of the purchase of the Mortgage Loans, the Purchaser shall pay to the Seller an amount equal to the net sale proceeds of the Notes plus accrued interest (the "Purchase Price") in immediately available funds by wire transfer to such account or accounts as shall be designated by the Seller.

               (d) In addition to the foregoing, on the Closing Date the Seller assigns to the Purchaser without recourse all of its right, title and interest in the Transfer Agreements.

Section 3.     Mortgage Loan Schedule.

               The Seller agrees to provide to the Purchaser on or prior to the Closing Date a schedule (the "Mortgage Loan Schedule") setting forth the information listed on Exhibit 1 to this Agreement with respect to each of the Mortgage Loans being sold by the Seller to the Purchaser. The Purchaser confirms that the Mortgage Loan Schedule includes the information categories set forth on
Exhibit 1.

Section 4.     Mortgage Loan Transfer.

               (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereof other than scheduled principal and interest received after the Cut-off Date. The Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereof other than scheduled principal and interest on the Mortgage Loans received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Mortgage Loan Schedule.

               (b) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Sale and Servicing Agreement and the Indenture, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Issuer, and the Issuer will assign on the Closing Date all of its right, title in and to the Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders. In connection with the transfer and assignment of the Mortgage Loans, the Seller (at the request of the Purchaser) has delivered or will deliver or cause to be delivered to the Custodian, on behalf of the Issuer, by the Closing Date or such later date as is agreed to by the Purchaser and the Seller (each of the Closing Date and such later date is referred to as a "Originator's Mortgage File Delivery Date"), the items of each Originator's Mortgage File, provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by the Seller or the Originator, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording;" (y) in lieu of the Mortgage, assignments to the Indenture Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Seller to such effect), the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Indenture Trustee on the Closing Date and attached hereto as Exhibit 2 the Seller may deliver lost note affidavits and indemnities of the Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Indenture Trustee a certification by the Seller to such effect. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Custodian, on behalf of the Issuer, or the Indenture Trustee promptly after they are received.

               (c) The Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing therefor will ultimately be assigned to Wachovia Bank, National Association, as Indenture Trustee for the Noteholders, on the date hereof.

Section 5.     Examination of Originator's Mortgage Files.

               (a) On or before the Originator's Mortgage File Delivery Date, the Seller will have made the Originator's Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Indenture Trustee, the Seller or the Custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Originator's Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Seller shall make the Originator's Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Seller's compliance with the delivery requirements of this Agreement and the Sale and Servicing Agreement. In addition, upon request of the Purchaser, the Seller agrees to provide to the Purchaser and Merrill Lynch information regarding the Mortgage Loans and their servicing, to make the Originator's Mortgage Files available to the Purchaser and Merrill Lynch (which may be at the offices of the Seller and/or the Custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser and Merrill Lynch, upon reasonable request during regular business hours, sufficient to permit the Purchaser and Merrill Lynch to conduct such due diligence as any such party reasonably believes is appropriate.

               (b) Pursuant to the Sale and Servicing Agreement, on the Closing Date the Indenture Trustee or its designee, for the benefit of the Noteholders, will review items of the

Originator's Mortgage Files and will deliver to the Seller a certification in the form attached as Exhibit One to the Custodial Agreement.

               (c) Pursuant to the Sale and Servicing Agreement, the Indenture Trustee, or its designee, will review the Originator's Mortgage Files within 180 days of the Closing Date and will deliver to the Purchaser a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Indenture Trustee, or its designee, is unable to deliver a final certification due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Mortgage Loan Schedule (a "Material Defect"), the Indenture Trustee shall notify the Seller of such Material Defect. The Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Indenture Trustee of the Material Defect (or such other time period specified in the related Transfer Agreement) and if the Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Noteholders in the related Mortgage Loan, the Seller will, in accordance with the terms of the Sale and Servicing Agreement, within 90 days of the date of notice (or such other time period specified in the related Transfer Agreement), provide the Indenture Trustee with a Substitute Mortgage Loan or purchase the related Mortgage Loan at the applicable Purchase Price, it being understood and agreed by the parties hereto that the Seller's obligation to repurchase any Mortgage Loan hereunder is no greater than the Seller's right to cause the applicable Transferor to repurchase such Mortgage Loan pursuant to the applicable Transfer Agreement; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date (or such other time period specified in the related Transfer Agreement). The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Seller confirming that such documents have been accepted for recording, and delivery to the Indenture Trustee, or its designee, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

               (d) At the time of any substitution, the Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Originator's Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Sale and Servicing Agreement. At the time of any purchase or substitution, the Indenture Trustee shall (i) assign to the Seller and cause the Indenture Trustee to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Originator's Mortgage File) in the possession of the Indenture Trustee relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to such Deleted Mortgage Loan.

               (e) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage

Loans are held by a court of competent jurisdiction to continue to be property of the Seller, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Sale and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or the Indenture Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Sale and Servicing Agreement or the Indenture shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Sale and Servicing Agreement and the Indenture.

Section 6.     [Reserved].

Section 7.     Representations and Warranties of Seller Concerning the Mortgage
               Loans.

               (a) The representations and warranties of each Transferor with respect to the Mortgage Loans contained in the applicable Transfer Agreement were made as of the date specified in such Transfer Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the sole right or remedy of the Purchaser with respect to a breach by the Seller of such representation and warranty (other than a breach by the Seller of the representations and warranties made pursuant to Sections 7(a)(vii) and 7(a)(viii)) shall be the right to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it. The representations made by the Seller pursuant to Sections 7(a)(vii) and 7(a)(viii) shall be direct obligations of the Seller. The Purchaser acknowledges and agrees that the representations and warranties of the Seller in this Section 7(a) (other than a breach by the Seller of the representations and warranties made pursuant to Sections 7(a)(vii) and 7(a)(viii)) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by a Transferor in the applicable Transfer Agreement. The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by a Transferor in the applicable Transfer Agreement, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if such Transferor fulfills its obligations under the provisions of the applicable Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Replacement Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Purchaser (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan. Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Purchaser hereunder, as to each, that as of December 22, 2005:

                      (i) The Seller is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Transfer Agreements as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances whatsoever;

                      (ii) The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

                      (iii) The representations and warranties contained paragraph 3(c), (d) and (i) in the MLCC AAR and the representations and warranties contained in Section 3.02 (c), (d), (e), (f), (i), (o), (r), of the MLCC Agreement, which with respect to the related Mortgage Loans were assigned by MLML to the Seller Pursuant to the MLCC AAR, are hereby restated by the Seller as of the Closing Date;

                      (iv) The representations and warranties contained in paragraph 4 (c) and (d) in the MLML AAR, and the representations and warranties contained in section 7.02(iv), (v), (vi), (vii), (x), (xviii), (xxiii), (xxviii), (xxxiv), (xxxvii), (xlvii) in the MLB Agreement, which with respect to the related Mortgage Loans were assigned to MLML pursuant to the MLB AAR, and which were in turn assigned, with respect to the related Mortgage Loans, to the Seller pursuant to the MLML AAR, are hereby restated by the Seller as of the Closing Date;

                      (v) The representations and warranties contained in
        Section 6(b)-(e), (i), (t), (v), (y) and (ee) in the Lehman Agreement are hereby restated by the Seller as of the Closing Date;

                      (vi) The representations and warranties contained in Paragraph 3(c), (d), in the WFB AAR, and the representations and warranties contained in Section 3.02(c), (d), (e), (l), (t), (dd), (hh) and (qq) in the WFB Agreement, which were assigned to the Seller pursuant to the WFB AAR with respect to the related Mortgage Loans, are hereby restated by the Seller as of the Closing Date;

                      (vii) None of the Mortgage Loans are "high cost" as defined by applicable predatory and abusive lending laws; no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6(c) Revised, Appendix E, attached hereto as Exhibit 3) and no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and

                      (viii) Each Mortgage Loan at the time it was made complied with all applicable local, state and federal lending laws, including, but not limited to, all applicable predatory and abusive lending laws.

               (b) It is understood and agreed that the representations and warranties set forth in Section 7.04(a) herein shall survive delivery of the Originator's Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Purchaser. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, and that does not also constitute a breach of a representation or warranty of a Transferor in the applicable Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party. Within 90 days (or such other time specified in the applicable Transfer Agreement) of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Purchaser at the applicable Purchase Price or (c) substitute a Replacement Mortgage Loan for the affected Mortgage Loan.

Section 8.     Representations and Warranties Concerning the Seller.

               As of the date hereof and as of the Closing Date, the Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

               (a) the Seller (i) is a business trust duly formed, validly existing and in good standing under the laws of the State of Maryland and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (b) the Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

               (c) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the charter or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (d) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

               (e) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

               (f) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

               (g) The Seller is qualified as of the date hereof and will qualify at all times that the Notes are Outstanding as a real estate investment trust within the meaning of Section 856 of the Code.

               (h) The Seller will hold all Notes (other than the Offered Notes (as defined in the Indenture) or Notes with respect to which a "will be debt" for federal income tax purposes opinion has been delivered by nationally recognized federal income tax counsel) either directly or through one or more subsidiaries, each of which is either a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Code or a disregarded entity under a Treasury Regulation promulgated pursuant to Section 7701 of the Code.

Section 9.     Representations and Warranties Concerning the Purchaser.

               As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Seller as follows:

               (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

               (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

               (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

               (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

Section 10.    Conditions to Closing.

               (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                      (i) Each of the obligations of the Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement.

                      (ii) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                             (A)    [Reserved];

                             (B) The Mortgage Loan Schedule containing the information set forth on Exhibit 1 hereto;

                             (C) Each of the Sale and Servicing Agreement and
               the Indenture, in form and substance reasonably satisfactory to the Indenture Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                             (D) A certificate of an officer of the Seller dated
               as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Seller's authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Seller;

                             (E) One or more opinions of counsel from the
               Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Indenture Trustee and each Rating Agency;

                             (F) A letter from each of the Rating Agencies
               rating each Class of Notes, as applicable;

                             (G) Such other documents, certificates (including
               additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Notes.

                      (iii) The Notes to be sold to Merrill Lynch pursuant to the Underwriting Agreement shall have been issued and sold to Merrill Lynch.

                      (iv) The Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

               (b) The obligations of the Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                      (i) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                      (ii) The Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

                             (A)    [Reserved];

                             (B) Each of the Sale and Servicing Agreement and
               the Indenture, in form and substance reasonably satisfactory to the Seller, and all documents required thereby duly executed by all signatories;

                             (C) A certificate of an officer of the Purchaser
               dated as of the Closing Date, in a form reasonably acceptable to the Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement, the Sale and Servicing Agreement and the Indenture, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

                             (D) One or more opinions of counsel from the
               Purchaser's counsel in form and substance reasonably satisfactory to the Seller; and

                             (E) Such other documents, certificates (including
               additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Notes;

Section 11.    [Reserved].

Section 12.    Notices.

               All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Seller shall be directed to Taberna Realty Holdings Trust, 1818 Market Street, 28th Floor, Philadelphia, PA 19103, Attn: Jack Salmon, with a copy to the same address, Attn: Raphael Licht, and notices to the Purchaser shall be directed to Merrill Lynch Mortgage Investors, Inc., 4 World Financial Center, New York, New York 10281 (Telecopy: 212-449-6710),
Attention: Fred Hubert; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

Section 13.    Transfer of Mortgage Loans.

               The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Issuer without the consent of the Seller, and, upon such assignment, the Issuer shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11 and 14 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Indenture Trustee with respect to a breach of representation or warranty of the Seller shall be the purchase or substitution obligations of the Seller contained in Sections 5 and 7 hereof.

Section 14.    Representations, Warranties and Agreements to Survive Delivery.

               All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Indenture Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Mortgage Loan Schedule and any Substitute Mortgage Loan.

Section 15.    Mandatory Delivery; Grant of Security Interest.

               The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 2 hereof. The Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

               Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 10 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the purchase price as described in Section 2 hereof, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the purchase price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 18 shall be deemed to have been released.

Section 16.    Severability.

               Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 17.    Counterparts.

               This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

Section 18.    Amendment.

               This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

Section 19.    GOVERNING LAW.

               THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF SUCH STATE.

Section 20.    Further Assurances.

               Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

Section 21.    Successors and Assigns.

               This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Merrill Lynch, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Seller's representations and warranties respecting the Mortgage Loans) to the Indenture Trustee. Any person into which the Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Seller), any person resulting from a change in form of the Seller or any person succeeding to the business of the Seller, shall be considered the "successor" of the Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

Section 22.    The Seller.

               The Seller will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

Section 23.    Entire Agreement.

               This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

Section 24.    No Partnership.

               Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                     TABERNA REALTY HOLDINGS TRUST


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                     MERRILL LYNCH MORTGAGE
                                     INVESTORS, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT 1

                       MORTGAGE LOAN SCHEDULE INFORMATION

               The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

               (a)    the loan number of the mortgage loan;

               (b)    the city, state and zip code of the Mortgage Property;

               (c) a code indicating whether the Mortgaged Property is owner occupied;

               (d) the type of Residential Dwelling constituting the Mortgaged Property;

               (e)    the original months to maturity;

               (f)    the original date of the mortgage;

               (g)    the Loan to Value Ratio at origination;

               (h)    the Mortgage Rate;

               (i) the date on which the first Monthly Payment was due on the Mortgage Loan;

               (j)    the stated maturity date;

               (k)    the amount of the Monthly Payment at origination;

               (l)    the amount of the Monthly Payment as of the Cut off Date;

               (m) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

               (n)    the original principal amount of the Mortgage Loan;

               (o) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut off Date;

               (p) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash Out Refinancing);

               (q) a code indicating the documentation style (i.e., full, alternative or reduced);

               (r)    [reserved];

               (s)    the Value of the Mortgaged Property;


                                      1-1

               (t)    the sale price of the Mortgaged Property, if applicable;

               (u) the actual unpaid principal balance of the Mortgage Loan as of the Cut off Date;

               (v)    the Servicing Fee;

               (w)    [reserved];

               (x)    the next Interest Rate Adjustment Date;

               (y)    the Gross Margin;

               (z) the Minimum and Maximum Mortgage Rate under the terms of the Mortgage Note;

               (aa)   the First Rate Cap;

               (bb)   the related Periodic Rate Cap;

               (cc)   whether additional collateral exists;

               (dd)   whether it is interest-only; and

               (ee)   the Seller.

               Such schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.


                                      1-2

                                    EXHIBIT 2

                             SCHEDULE OF LOST NOTES

                             [Intentionally Omitted]


                                      2-1

                                    EXHIBIT 3

                                                       REVISED February 07, 2005

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization


                                                                            Category under
                                     Name of Anti-Predatory                Applicable Anti-
   State/Jurisdiction              Lending Law/Effective Date            Predatory Lending Law
   ------------------              --------------------------            ---------------------
Arkansas                  Arkansas Home Loan Protection Act, Ark. Code   High Cost Home Loan
                          Ann. Sections 23-53-101 et seq.
                          Effective July 16, 2003

Cleveland Heights, OH     Ordinance No. 72-2003 (PSH), Mun. Code         Covered Loan
                          Sections 757.01 et seq.
                          Effective June 2, 2003

Colorado                  Consumer Equity Protection, Colo. Stat. Ann.   Covered Loan
                          Sections 5-3.5-101 et seq.
                          Effective for covered loans offered or
                          entered into on or after January 1, 2003.
                          Other provisions of the Act took effect on
                          June 7, 2002

Connecticut               Connecticut Abusive Home Loan Lending          High Cost Home Loan
                          Practices Act, Conn. Gen. Stat. Sections
                          36a-746 et seq.
                          Effective October 1, 2001

District of Columbia      Home Loan Protection Act, D.C. Code Sections   Covered Loan
                          26-1151.01 et seq.
                          Effective for loans closed on or after
                          January 28, 2003


                                      3-1


                                                                            Category under
                                     Name of Anti-Predatory                Applicable Anti-
   State/Jurisdiction              Lending Law/Effective Date            Predatory Lending Law
   ------------------              --------------------------            ---------------------
Florida                   Fair Lending Act, Fla. Stat. Ann. Sections     High Cost Home Loan
                          494.0078 et seq.
                          Effective October 2, 2002

Georgia (Oct. 1, 2002 -   Georgia Fair Lending Act, Ga. Code Ann.        High Cost Home Loan
Mar. 6, 2003)             Sections 7-6A-1 et seq.
                          Effective October 1, 2002 - March 6, 2003

Georgia as amended        Georgia Fair Lending Act, Ga. Code Ann.        High Cost Home Loan
(Mar. 7, 2003 - current)  Sections 7-6A-1 et seq.
                          Effective for loans closed on or after March
                          7, 2003

HOEPA Section 32          Home Ownership and Equity Protection Act of    High Cost Loan
                          1994, 15 U.S.C. Section 1639, 12 C.F.R.
                          Sections 226.32 and 226.34
                          Effective October 1, 1995, amendments
                          October 1, 2002

Illinois                  High Risk Home Loan Act, Ill. Comp. Stat.      High Risk Home Loan
                          tit. 815, Sections 137/5 et seq.
                          Effective January 1, 2004 (prior to this
                          date, regulations under Residential Mortgage
                          License Act effective from May 14, 2001)

Indiana                   Indiana Home Loan Practices Act, Ind. Code     High Cost Home Loan
                          Ann. Sections 24-9-1-1 et seq.
                          Effective for loans originated on or after
                          January 1, 2005.

Kansas                    Consumer Credit Code, Kan. Stat. Ann.          High Loan to Value
                          Sections 16a-1-101 et seq.                     Consumer Loan (id.
                          Sections 16a-1-301 and 16a-3-207 became        Section 16a-3-207) and;
                          effective April 14, 1999; Section 16a-3-308a
                          became effective July 1, 1999                  High APR Consumer Loan
                                                                         (id. Section 16a-3-308a)

Kentucky                  2003 KY H.B. 287 - High Cost Home Loan Act,    High Cost Home Loan
                          Ky. Rev. Stat. Sections 360.100 et seq.
                          Effective June 24, 2003


                                      3-2


                                                                            Category under
                                     Name of Anti-Predatory                Applicable Anti-
   State/Jurisdiction              Lending Law/Effective Date            Predatory Lending Law
   ------------------              --------------------------            ---------------------
Maine                     Truth in Lending, Me. Rev. Stat. tit. 9-A,     High Rate High Fee
                          Sections 8-101 et seq.                         Mortgage
                          Effective September 29, 1995 and as amended
                          from time to time

Massachusetts             Part 40 and Part 32, 209 C.M.R. Sections       High Cost Home Loan
                          32.00 et seq. and 209 C.M.R. Sections 40.01
                          et seq.
                          Effective March 22, 2001 and amended from
                          time to time

                          Massachusetts Predatory Home Loan Practices    High Cost Home Mortgage
                          Act                                            Loan
                          Mass. Gen. Laws ch. 183C, Sections 1 et seq.
                          Effective November 7, 2004

Nevada                    Assembly Bill No. 284, Nev. Rev. Stat.         Home Loan
                          Sections 598D.010 et seq.
                          Effective October 1, 2003

New Jersey                New Jersey Home Ownership Security Act of      High Cost Home Loan
                          2002, N.J. Rev. Stat. Sections 46:10B-22 et
                          seq.
                          Effective for loans closed on or after
                          November 27, 2003

New Mexico                Home Loan Protection Act, N.M. Rev. Stat.      High Cost Home Loan
                          Sections 58-21A-1 et seq.
                          Effective as of January 1, 2004; Revised as
                          of February 26, 2004

New York                  N.Y. Banking Law Article 6-1                   High Cost Home Loan
                          Effective for applications made on or after
                          April 1, 2003

North Carolina            Restrictions and Limitations on High Cost      High Cost Home Loan
                          Home Loans, N.C. Gen. Stat. Sections 24-1.1E
                          et seq.
                          Effective July 1, 2000; amended October 1, 2003
                          (adding open-end lines of credit)

Ohio                      H.B. 386 (codified in various sections of      Covered Loan
                          the Ohio Code), Ohio Rev. Code Ann. Sections
                          1349.25 et seq.
                          Effective May 24, 2002


                                      3-3


                                                                            Category under
                                     Name of Anti-Predatory                Applicable Anti-
   State/Jurisdiction              Lending Law/Effective Date            Predatory Lending Law
   ------------------              --------------------------            ---------------------
Oklahoma                  Consumer Credit Code (codified in various      Subsection 10 Mortgage
                          sections of Title 14A)
                          Effective July 1, 2000; amended effective
                          January 1, 2004

South Carolina            South Carolina High Cost and Consumer Home     High Cost Home Loan
                          Loans Act, S.C. Code Ann. Sections 37-23-10
                          et seq.
                          Effective for loans taken on or after
                          January 1, 2004

West Virginia             West Virginia Residential Mortgage Lender,     West Virginia Mortgage
                          Broker and Servicer Act, W. Va. Code Ann.      Loan Act Loan
                          Sections 31-17-1 et seq.
                          Effective June 5, 2002

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

                              Name of Anti-Predatory Lending         Category under Applicable
  State/Jurisdiction                Law/Effective Date               Anti-Predatory Lending Law
  ------------------                ------------------               --------------------------
Georgia (Oct. 1, 2002    Georgia Fair Lending Act, Ga. Code Ann.   Covered Loan
- Mar. 6, 2003)          Sections 7-6A-1 et seq.
                         Effective October 1, 2002 - March 6,
                         2003

New Jersey               New Jersey Home Ownership Security Act    Covered Home Loan
                         of 2002, N.J. Rev. Stat. Sections
                         46:10B-22 et seq.
                         Effective November 27, 2003 - July 5,
                         2004

STANDARD & POOR'S HOME LOAN CATEGORIZATION

                              Name of Anti-Predatory Lending         Category under Applicable
  State/Jurisdiction                Law/Effective Date               Anti-Predatory Lending Law
  ------------------                ------------------               --------------------------
Georgia (Oct. 1, 2002    Georgia Fair Lending Act, Ga. Code Ann.   Home Loan
- Mar. 6, 2003)          Sections 7-6A-1 et seq.
                         Effective October 1, 2002 - March 6,
                         2003


                                      3-4

                              Name of Anti-Predatory Lending         Category under Applicable
  State/Jurisdiction                Law/Effective Date               Anti-Predatory Lending Law
  ------------------                ------------------               --------------------------
New Jersey               New Jersey Home Ownership Security Act    Home Loan
                         of 2002, N.J. Rev. Stat. Sections
                         46:10B-22 et seq.
                         Effective for loans closed on or after
                         November 27, 2003

New Mexico               Home Loan Protection Act, N.M. Rev.       Home Loan
                         Stat. Sections 58-21A-1 et seq.
                         Effective as of January 1, 2004;
                         Revised as of February 26, 2004

North Carolina           Restrictions and Limitations on High      Consumer Home Loan
                         Cost Home Loans, N.C. Gen. Stat.
                         Sections 24-1.1E et seq.
                         Effective July 1, 2000; amended October 1,
                         2003 (adding open-end lines of credit)

South Carolina           South Carolina High Cost and Consumer     Consumer Home Loan
                         Home Loans Act, S.C. Code Ann. Sections
                         37-23-10 et seq.
                         Effective for loans taken on or after
                         January 1, 2004


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